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                                                                 EXHIBIT 99.13.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Miscellaneous - Independent Auditors" in this Registration Statement (Form S-6 No. 33-15907) and to the use of our report dated dated April 21, 1997 on the financial statements of American Association of Homes for the Aging Tax-Free Trust, High Income Series 1.



                                                     /s/ ERNST & YOUNG LLP
                                                     ERNST & YOUNG LLP


New York, New York
April 28, 1997